115553299
323519959
Home Eq
Ameriquest
1
DELINQ(149/149)
TN
3/1/2005
8/17/2005
Drive-By
Appraisal
8/15/2005
$325,000.00
$280,000.00
$308,750.00
$308,221.43
95.00%
110.07%
-13.84% 5/18/2005
$0.00
115795973
323699108
Home Eq
Ameriquest
1
DELINQ(149/149)
OH
2/1/2005
10/4/2005
Drive-By BPO
7/25/2005
$90,000.00
$69,900.00
$83,200.00
$82,927.48
92.44%
118.63%
-22.33% 6/17/2005
$0.00
115851990
323725986
Home Eq
Ameriquest
2
DELINQ(179/179)
MI
4/1/2005 Drive-By BPO
7/21/2005
$119,000.00
$110,000.00
$25,000.00
$24,992.01
100.84%
109.08%
-7.56% 7/7/2005
$95,000.00
Summary:
10/31/2005 10:09:57 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115852006
323725994
Home Eq
Ameriquest
2
DELINQ(149/149)
TX
4/1/2005 Drive-By BPO
8/15/2005
$106,000.00
$99,900.00
$25,000.00
$24,984.97
99.94%
106.03%
-5.75% 7/7/2005
$80,940.00
Summary:
10/31/2005 11:46:08 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115852329
323726315
Home Eq
Ameriquest
2
DELINQ(149/149)
SC
5/1/2005 Drive-By BPO
9/1/2005
$106,000.00
$83,600.00
$25,000.00
$24,946.91
99.95%
126.66%
-21.13% 7/7/2005
$80,944.00
Summary:
10/31/2005 11:38:46 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115853004
323726992
2
DELINQ(179/179)
FL
5/1/2005
8/22/2005
Drive-By BPO
8/17/2005
$125,000.00
$165,500.00
$25,000.00
$25,000.00
99.94%
75.48%
32.40% 7/7/2005
$99,927.00
Watch List Report
Date: 11/22/2005 12:38:10 PM Deal Number: SAIL 2005-HE1 Report As of: 10/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 1 of 5 (27 records returned)
Home Eq
Ameriquest
115853608
323727594
Home Eq
Ameriquest
2
DELINQ(179/179)
IL
3/1/2005 Drive-By BPO
7/18/2005
$140,000.00
$125,000.00
$28,000.00
$27,981.53
99.93%
111.91%
-10.71% 7/7/2005
$111,908.00
Summary:
10/31/2005 10:11:11 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115853665
323727651
Home Eq
Ameriquest
2
DELINQ(149/149)
OK
5/1/2005
$140,000.00
$140,000.00
$28,000.00
$27,938.35
99.95%
99.90%
0.00% 7/7/2005
$111,927.00
Summary:
10/31/2005 11:44:44 AM CHARLIE This loan is a second lien piggyback behind first lien - loan 323745232 and is being processed for foreclosure
115854390
323728386
Home Eq
Ameriquest
2
DELINQ(179/179)
UT
3/1/2005 Drive-By BPO
7/13/2005
$158,000.00
$145,000.00
$31,600.00
$31,581.33
100.00%
108.95%
-8.22% 7/7/2005
$126,400.00
Summary:
10/31/2005 11:42:24 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115855199
323729194
Home Eq
Ameriquest
2
DELINQ(179/179)
CO
4/1/2005 Drive-By BPO
7/21/2005
$175,000.00
$152,600.00
$35,000.00
$34,971.33
99.90%
114.54%
-12.80% 7/7/2005
$139,829.00
Summary:
10/31/2005 10:11:38 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115855751
323729756
2
DELINQ(149/149)
CO
3/1/2005 Drive-By BPO
8/30/2005
$186,000.00
$144,900.00
$37,200.00
$37,166.85
99.87%
128.18%
-22.09% 7/7/2005
$148,567.00
Watch List Report
Date: 11/22/2005 12:38:10 PM Deal Number: SAIL 2005-HE1 Report As of: 10/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 2 of 5 (27 records returned)
Home Eq
Ameriquest
Summary:
10/31/2005 11:41:58 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115855926
323729921
Home Eq
Ameriquest
2
DELINQ(149/149)
MS
4/1/2005
10/25/2005
Drive-By
Appraisal
7/15/2005
$190,000.00
$175,000.00
$38,000.00
$37,839.58
99.82%
108.28%
-7.89% 7/7/2005
$151,651.00
Summary:
10/31/2005 10:19:34 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115856262
323730267
Home Eq
Ameriquest
1
DELINQ(149/149)
MO
5/1/2005
9/6/2005
Drive-By BPO
7/14/2005
$49,000.00
$35,000.00
$39,200.00
$39,180.14
80.00%
111.94%
-28.57% 7/7/2005
$0.00
115857427
323731422
Home Eq
Ameriquest
2
DELINQ(149/149)
CO
4/1/2005 Drive-By BPO
8/9/2005
$217,000.00
$215,000.00
$43,400.00
$43,371.29
99.85%
100.77%
-0.92% 7/7/2005
$173,285.00
Summary:
10/31/2005 11:41:34 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115857591
323731596
Home Eq
Ameriquest
1
DELINQ(179/179)
IN
5/1/2005
10/14/2005
Drive-By BPO
7/15/2005
$59,000.00
$54,000.00
$44,250.00
$44,250.00
75.00%
81.94%
-8.47% 7/7/2005
$0.00
115861155
323735159
Home Eq
Ameriquest
2
DELINQ(179/179)
TX
5/1/2005 Drive-By BPO
8/18/2005
$294,000.00
$227,000.00
$58,800.00
$58,800.00
100.00%
129.51%
-22.78% 7/7/2005
$235,199.00
Summary:
Watch List Report
Date: 11/22/2005 12:38:10 PM Deal Number: SAIL 2005-HE1 Report As of: 10/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 3 of 5 (27 records returned)
10/31/2005 10:15:54 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115861718
323735712
Home Eq
Ameriquest
1
DELINQ(149/149)
MS
4/1/2005
7/8/2005
Drive-By
Appraisal
8/17/2005
$73,000.00
$50,000.00
$62,050.00
$61,991.51
85.00%
123.98%
-31.50% 7/7/2005
$0.00
115862591
323736595
Home Eq
Ameriquest
1
DELINQ(179/179)
MI
5/1/2005 Drive-By BPO
8/26/2005
$73,000.00
$37,000.00
$65,700.00
$65,700.00
90.00%
177.56%
-49.31% 7/7/2005
$0.00
115863839
323737833
Home Eq
Ameriquest
2
DELINQ(179/179)
TX
5/1/2005 Drive-By BPO
7/22/2005
$361,000.00
$329,000.00
$72,200.00
$72,200.00
100.00%
109.72%
-8.86% 7/7/2005
$288,800.00
Summary:
10/31/2005 11:40:56 AM CHARLIE This is a second lien piggyback behind a first lien - loan 323769778 and is being processed for foreclosure
115865677
323739672
Home Eq
Ameriquest
2
DELINQ(179/179)
OH
5/1/2005 Drive-By BPO
8/23/2005
$410,000.00
$245,900.00
$82,000.00
$82,000.00
100.00%
166.73%
-40.02% 7/7/2005
$328,000.00
Summary:
10/31/2005 10:16:56 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115866535
323740530
Home Eq
Ameriquest
1
DELINQ(179/179)
MS
3/1/2005 Drive-By
Appraisal
7/20/2005
$96,000.00
$74,500.00
$86,400.00
$86,299.10
90.00%
115.83%
-22.39% 7/7/2005
$0.00
115870610
323744615
Home Eq
Ameriquest
2
DELINQ(149/149)
IL
5/1/2005 Drive-By
Appraisal
8/10/2005
$549,000.00
$440,000.00
$109,800.00
$109,763.85
99.94%
124.69%
-19.85% 7/7/2005
$438,874.00
Watch List Report
Date: 11/22/2005 12:38:10 PM Deal Number: SAIL 2005-HE1 Report As of: 10/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 4 of 5 (27 records returned)
Summary:
10/31/2005 10:18:08 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
115875692
323749697
Home Eq
Ameriquest
1
DELINQ(149/149)
MI
5/1/2005
9/30/2005
Drive-By BPO
8/9/2005
$153,000.00
$134,900.00
$137,700.00
$137,632.19
90.00%
102.02%
-11.83% 7/7/2005
$0.00
115877227
323751222
Home Eq
Ameriquest
1
DELINQ(179/179)
MO
5/1/2005 Drive-By BPO
7/15/2005
$164,000.00
$165,000.00
$147,600.00
$147,600.00
90.00%
89.45%
0.60% 7/7/2005
$0.00
115882177
323756171
Home Eq
Ameriquest
1
DELINQ(149/149)
RI
5/1/2005
7/8/2005
Interior BPO
10/24/2005
$250,000.00
$75,000.00
$200,000.00
$199,804.40
80.00%
266.40%
-70.00% 7/7/2005
$0.00
115890360
323764365
Home Eq
Ameriquest
1
DELINQ(149/149)
MS
6/1/2005
10/7/2005
Drive-By
Appraisal
9/20/2005
$555,500.00
$304,000.00
$499,950.00
$499,950.00
90.00%
164.45%
-45.27% 7/7/2005
$0.00
115893869
323767863
Home Eq
Ameriquest
1
DELINQ(179/179)
CO
5/1/2005 Drive-By BPO
8/25/2005
$227,500.00
$22,000.00
$182,000.00
$182,000.00
80.00%
827.27%
-90.32%
IO
7/7/2005
$0.00
Watch List Report
Date: 11/22/2005 12:38:10 PM Deal Number: SAIL 2005-HE1 Report As of: 10/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 5 of 5 (27 records returned)
Watch List Report
Date: 11/22/2005 12:38:10 PM Deal Number: SAIL 2005-HE1 Report As of: 10/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 5 of 5 (27 records returned)